Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NovaBay Pharmaceuticals, Inc. (the Company) on Form 10-K for the fiscal year ended December 31, 2016 (the Report), I, Mark M. Sieczkarek, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2017

/s/ Mark M. Sieczkarek

Mark M. Sieczkarek

Chairman and Chief Executive Officer

This Certification is made solely for the purpose of 18 USC Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.